EXHIBIT 10.8

STATE OF ALABAMA                     )
)
JACKSON COUNTY                           )

RENEWAL AND EXTENSION OF LEASE

The SARA W. LOVELADY FAMILY TRUST and the JO VERRENA SMITH FAMILY TRUST, as successors in interest to the real estate heretofore leased on May 4, 1994, by CONLEY J. SMITH, SARA W. LOVELADY and J.J. WILLIAMS, as Lessors, with AMERICAN CONSUMERS, INC., P. O. Box 2328, Fort Oglethorpe, Georgia 30742, as lessee, do hereby agree to renew such lease on the same terms and conditions except as stated herein,, a building and premises housing 23,860 square feet of floor space on property adjacent to First Southern State Bank at Stevenson, Alabama (leased premises), and both Lessors and Lessee agree to extend the term of such lease for an additional five year period beginning on June 1, 2009 and extending through May 31, 2014.
The rental to be paid during such five year extension shall be. the sum of $8,050.08 per month.
NOW THEREFORE, by this amendment, the parties do agree that the term of the original lease dated May 4, 1994 shall be extended for a period of five years beginning on June 1, 2009 and expiring on May 31, 2014.

All other provisions of said lease, containing 16 pages, shall remain in full force and effect, except where modified hereby.
EXECUTED on this 24th  day of April, 2009, to be effective on June 1, 2009, in triplicate, each copy to be taken as an original.

LESSORS:

SARA W. LOVELADY FAMILY TRUST

By:  /s/ Bunn W. Lovelady
Trustee

JO VERRENA SMITH FAMILY TRUST

By:  /s/ Conley J. Smith
Trustee

LESSEE:

AMERICAN CONSUMERS, INC.

By:  /s/ Michael A. Richardson
Mike Richardson, Its President

/s/ Reba S. Southern
Secretary

(Corporate Seal)

STATE OF ALABAMA                     )
)
JACKSON COUNTY                           )

I, the undersigned, a Notary Public, in and for said County in said State, hereby certify that BUNN W. LOVELADY, whose name as Trustee of the SARA W. LOVELADY FAMILY TRUST, is signed to the foregoing Renewal and Extension of Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Renewal and Extension of Lease, he, as such Trustee, and with full authority, executed the same voluntarily for and as the act of said Family Trust.

Given under my hand this the 24th day of April, 2009.

/s/ Shelia Duckett
NOTARY PUBLIC

My Commission Expires October 7, 2009

STATE OF ALABAMA                                           )
                      )
JACKSON COUNTY                                                 )

I, the undersigned, a Notary Public, in and for said County in said State, hereby certify that CONLEY J. SMITH, whose name as Trustee of the JO VERRENA SMITH FAMILY TRUST, is signed to the foregoing Renewal and Extension of Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Renewal and Extension of Lease, he, as such Trustee, and with full authority, executed the same voluntarily for and as the act of said Family Trust.

Given under my hand this the 24th day of April, 2009.

/s/ Shelia Duckett
NOTARY PUBLIC

My Commission Expires October 7, 2009

STATE OF GEORGIA                         )
)
CATOOSA COUNTY                          )

I, the undersigned, a Notary public, in and for said County in said State, hereby certify that MIKE RICHARDSON, whose name as President of AMERICAN CONSUMERS, INC., is signed to the foregoing Renewal and Extension of Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Renewal and Extension of lease, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this the 28th day of April, 2009.

/s/ Jean Creekmore
NOTARY PUBLIC

RENEWAL LEASE

STATE OF ALABAMA                     )
)
JACKSON COUNTY                           )

THIS LEASE, made this 4th day of May, 1994, by and between CONLEY J. SMITH, SARA W. LOVELADY and J. J WILLIAMS, hereinafter called “Lessor”, and the AMERICAN CONSUMERS, INC. of P. O. Box 2328, Fort Oglethorpe, Georgia 30742, hereinafter called “Lessee.”
W I T N E S S E T H:
I
PREMISES
Lessor owns a building on thepremises (the leased premises) herein described consisting of approximately 23,860 square feet in what is commonly known as the Stevenson Shopping Center adjacent to the First National Bank of Stevenson, Alabama, which premises have been and are currently occupied by Lessee.
The Lessor, for and in consideration of the. rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by the Lessee, has leased and rented, and by these presents does lease and rent, unto the said Lessee and said Lessee hereby agrees to lease and take upon the terms and conditions contained in this lease the leased premises being 23,860 square feet of floor space in the City of Stevenson, Jackson County, Alabama.

II
TERM
The term of this lease shall be five (5) years beginning on June 1, 1994.
Lessee agrees to pay to Lessors a monthly rental of $7,953.33 in advance on the first day of each month during the term of this lease.  This rental is based upon an annual rate of   $4.00   per square foot.  In addition to the base rental of $7.953.33 per month specified in this item, should the sum of 1-1/4% of Lessee’s gross sales per year as hereinafter defined exceed (1) the amount of rental paid pursuant to said item, plus (2) the amount of taxes, if any, paid or payable for such year by Lessee pursuant to item XXVI (Taxes) hereinbelow, Lessee will pay to Lessors as additional rent hereunder a sum equivalent to such excess until the base rental plus the percentage rental equals an annual rental based upon $5.00 per square foot, at which time the total rental will remain at $5.00 per square foot until the total rental equals 1% of gross sales as hereinafter defined, at which time the total rental shall remain at 1% of gross sales unless gross sales decrease, in which event the proper adjustments based upon the formula herein will be made.  If the rental based upon $5.00 per square foot per annum reaches a point that such rental is less than 1% of gross sales, such total rental to be paid by Lessee shall be increased to, but shall not exceed, a total rental based upon 1 % of gross sales.
The term “gross sales” as used herein is the gross amount charged for all sales and services made from the leased premises by Lessee and any sublessees in any department Lessee’s or assigns for cash paid less any sales taxes, returns exchanges, allowances and discounts, and transfers of merchandise from the premises to other stores of Lessee, and vending machine proceeds not otherwise included as gross sales.  By the term “sales taxes”, it is meant taxes which by law (1) are not imposed by Lessee or any other party prior to sale at retail by Lessee, but (2) are imposed on purchasers from Lessee at retail and collectible by Lessee from such purchasers.
On or before the first day of the fourth month following each lease year of the term of this lease, Lessor shall be furnished with a sworn statement by the Lessee showing the sales (computed as herein provided) made by Lessee in the premises during the preceding lease year. In the event Lessee sublets any space or any department, Lessor or his representatives shall also be furnished such statement from sublessees or departments.
Lessor or his duly authorized representatives may, on regular business days and within reasonable office hours, inspect Lessee’s records of sales made in the premises annually, either at the premises or elsewhere as designated by Lessee, provided such inspection is made within twelve (12) months after a statement of sales is furnished Lessor by Lessee and is limited to the period covered by such statement.  Any claim by Lessor for revision of any statement of sales or for additional rent must be made in writing to Lessee within twelve (12) months after the date of such statement of sales is mailed to Lessor; otherwise, it shall be deemed waived by Lessor.  If

Lessor’s audit shall disclose a deficiency in percentage rental paid for any lease year to the extent of five percent (5%) or more, Lessee shall promptly pay to Lessor the amount of such deficiency and in addition the reasonable cost of such audit.  Lessor will hold in confidence all sales figures and other information obtained from Lessee’s records.
OPTION TO RENEW
Lessor grants unto Lessee the option to renew this lease for two (2) additional terms of five (5) years each under the same terms and conditions as provided herein, except however, the rent for any additional term beyond the initial term of five (5) years shall be negotiated by the parties and reduced to writing by way of addendum hereto.  Such rent for the additional terms shall be commensurate with and in keeping with the current rent of similar building in similar areas and giving effect to inflationary trends as compared to the date of this lease.

Lessee shall give written notice to Lessor of its intent to renew not less than four (4) months before the expiration of the initial term or any extension thereof, and Lessee and Lessor shall commence immediate negotiations relating the amount of rent to be paid during the term for which renewal is sought.  Should the parties in sixty (60) days be unable to agree in writing on the rental for the term renewal, then each party shall appoint an arbitrator who shall name a third arbitrator.  The written report of a majority of such arbitrators shall constitute the rent for the term so renewed, if the Lessee shall elect to extend this lease agreement after rental for any extension as provided herein.  It is understood and agreed the Lessee is not bound to re-new or extend until the amount of rent has been agreed upon or fixed as herein provided.
III
USE OF PREMISES
Premises shall be use for a grocery retail store or for any lawful purposes.  Premises shall not be used for any illegal purposes, not in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on premises.

IV
UTILITY BILLS
Lessee shall pay water, gas, electricity, fuel, light, heat, and power bills for leased premises or used by Lessee in connection therewith.  If Lessee does not pay the same, Lessor may pay the same and such payment shall be added to the rental of the premises.
V
REPAIRS BY LESSOR
Lessor agrees to keep in good order the roof, exterior walls (exclusive of all glass, including plat glass), water, sewer, electrical and sprinkler systems, but not fixtures pertaining to such systems.  Lessee shall have exclusive control of the premises and shall report in writing to Lessor any defective condition known to him, which Lessor is required to repair and failure to so report such defect shall make Lessee responsible to Lessor for liability incurred by Lessor by reason of such defect which Lessor did not know of or could not reasonably have known of without notice of such by Lessee.
VI
REPAIRS BY LESSEE
Lessee shall at its own expense keep and maintain the premises in good order and repair, subject to reasonable wear and tear except those portions of the premises to be maintained and repaired by Lessor under the terms of this lease.  Subject to Item   V , Lessee agrees to keep all fixtures pertaining to heating, air conditioning, water, sewer, electrical and sprinkler systems in good order and repair, and agrees also to be responsible for any damage to such heating air conditioning, water, sewer, electrical and sprinkler systems.  Lessee agrees to return said premises to Lessor at the expiration of this lease in as good condition and repair as when first received, natural wear and tear excepted.  Should Lessee fail to make any repairs or restoration for which Lessee is responsible under this Lease, Lessor may, but shall not be obligated to, make same at Lessee’s expense and the cost thereof shall be considered additional rent due hereunder. If Lessor elects to make said repairs or restoration, he shall provide Lessee with a 15-day notice in writing of its intention to make said repairs or restoration, and if Lessor shall thereafter make said repairs or restoration, the reasonable cost thereof shall be construed as additional rent payable immediately by Lessee.  Likewise if Lessor fails to make necessary repairs or restorations to those parts of the premises set forth in Item   V for which it is obligated to maintain and keep in good order, and after a 15-day notice in writing by Lessee to Lessor, Lessee makes repair or restoration of same, the reasonable cost thereof shall be billed to Lessor.  Lessor agrees to assign any and all warranties on heating and air conditioning units, fixtures, and all equipment installed or provided by Lessor to Lessee and to fully cooperate with Lessee in the enforcement of any of the assigned rights and obligations under such warranties.
VII
SIGNS
Lessee may install and maintain electric, or other artistic signs capable of being illuminated, advertising its business or products sold in the demised premises; and Lessee shall obtain the necessary permits from municipal authorities for the erection and maintenance of said signs.  All such signs are subject to the approval of Lessor and Lessee must obtain such approval in writing prior to installation.
VIII
RUBBISH REMOVAL
The Lessee shall keep the premises clean, both inside and outside, at its own expense, and will remove the ashes, garbage, excelsior, straw and other refuse from said premises.  The Lessee shall not burn any materials or rubbish of any description upon said premises unless the same is burned in incinerators of such structure, design and capacity and may be approved by Lessor and appropriate authority.  The Lessee also agrees to keep the parking area adjacent to said store free from rubbish, dirt, ashes, garbage, excelsior, straw and refuse.  Lessee agrees to keep all accumulated rubbish in covered containers, except for baled paper, and to have same removed regularly.  In the event the Lessee fails to keep the demised premises and other portions heretofore described in the proper condition, the Lessor may cause the same to be done for the Lessee and the Lessee hereby agrees to pay the expense thereof on demand as additional rent.

IX
SIDEWALKS
The Lessee shall neither encumber nor obstruct the sidewalks adjoining said premises nor allow the same to be obstructed or encumbered in any manner except in normal course of business, and keep said sidewalks free of ice, snow rubbish, and dirt.  The Lessee shall not place, or cause to be placed, any merchandise, vending machines or anything on the sidewalk or exterior of premises without prior written consent of the Lessor, excepting an ice machine and soft drink machines currently in use.
X
PARKING AREA AND LIGHTING FACILITIES
Lessor and Lessee covenant and agree that Lessor’s responsibility with respect to the asphalt pavement shall be limited to the installation thereof, striping for parking spaces, and the maintenance of said paving in good condition and state of repair throughout the term of the lease or any extension or renewal thereof.  Utility and service charges for lighting, cleaning and other expenses incurred in connection with the area shall be borne by Lessee.  If additional buildings are added in the shopping center thereby creating common areas, the utility charges for lighting, cleaning and other expenses incurred in connection with the common areas shall be shared and borne on a prorated basis in the proportion that the leased premises bears to the square feet of all leasable premises.
XI

DESTRUCTION OF OR DAMAGE TO PREMISES
If the demised premises shall be damaged by fire, casualty or other causes, they shall be promptly restored by Lessor and until restored there shall be an abatement or a proportionate reduction of rent.  If such premises shall be condemned by lawful authority as unsafe or unfit for use, or if they shall become partially or wholly destroyed by fire or other causes so as to render them untenantable for a period of excess of 120 days and if Lessor does not begin construction or rebuilding of said premises within said 120 days, then the Lessor or Lessee shall have the right to terminate the lease unless the damage herein is caused by the negligence of one of the parties in which event the negligent party shall not have the right to terminate this lease described herein.

XII
INDEMNITY
The Lessee during the term hereof shall indemnify and save harmless the Lessor from and against any and all claims and demands and incidental expenses whether for injuries to persons or loss of life or damage to property, occurring within, the premises and immediately adjoining the premises and arising out of the use and occupancy of the premises by Lessee, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, servants, lessees, or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life or damage to property, caused by the negligence of Lessor or by his acts or omissions.  The Lessor during the term hereof and any renewal thereof shall indemnify and save harmless the Lessee from and against any and all claims and demands and incidental expenses thereto whether for injuries to persons or loss of life or damage to property arising out of Lessor’s negligence or his loss of life or damage to property arising out of Lessor’s negligence or his acts of omissions arising out of the use of facilities for common use by Lessee and other lessees of additional building, if any.  If, however, any liability arises in the common area because of the negligence of Lessee, Lessee’s agents or employees, aching within the scope of their employment, then in such event Lessee shall hold Lessor harmless from such claims, demands and incidental expenses thereto.  In case Lessor without fault on its part, or Lessee without fault on its part, be made a party to any litigation commenced by or against it, the party at fault shall protect and hold the other party harmless and shall pay all of the non faulting party’s expenses and reasonable attorney’s fees incurred by it in connection with such litigation.  Further, between Lessor and Lessee, the defaulting party shall pay all costs, expenses and reasonable attorney’s fees that may be incurred or paid by one of the parties in enforcing the covenants and agreements against the other party of this lease.
XIII
CONDEMNATION
If the whole of the leased premises, or such portion thereof as will make premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date.  Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor.  It is further understood and agreed that neither the Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.
XIV
ASSIGNMENT AND SUBLETTING
Lessee shall not without the prior written consent of Lessor, which may not unreasonably be withheld, assign this lease or any interest hereunder or sublet premises or any part thereof or permit the use of premises by any party other than Lessee.  Lessee may, however, assign or sublease the leased premises or portions thereof to others without notice to Lessor provided such sublessees or assignees operation is a part of the general operation of Lessee and under the supervision and control of Lessee and provided such operation is within the purposes for which said premises shall be used.  Further, after notice is given Lessor, Lessee without the prior written consent of Lessor may assign or sublet the premises or portion thereof to a subsidiary or parent corporation of Lessee or to a corporation affiliated with Lessee by merger, consolidation, or other legal business, arrangement or combination,
XV
REMOVAL OF FIXTURES AND LESSORS’ WAIVE OF LIENS
Lessee may (if not in default hereunder), prior to the expiration of this lease or any extension thereof, remove all fixtures and equipment which are placed in premises by Lessee; provided, Lessee repairs all damage to premises caused by such removal.  Lessor agrees to execute any and all waivers of lien requested by Lessee in regard to Lessee’s fixtures, equipment or merchandise.  If Lessee is in default hereunder, Lessor’s rights are subordinate to such liens against Lessee’s fixtures, equipment or merchandise.

XVI
RIGHTS OF LESSOR
It is mutually agreed should Lessee default in the payment of rent when due and fails to cure default within 10 days as provided in Article II hereof, or if Lessee shall be in default in performing any of the terms or provision of this lease other than the provision requiring the payment of rent and fails to cure each default within thirty (30) days after the date of receipt of written notice of default from Lessor, or if Lessee is adjudicated bankrupt, or if a permanent receiver is appointed for Lessee or Lessee’s property, or if, whether voluntarily of involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred, or if Lessee makes an assignment for benefit of creditors, or if Lessee’s property shall be levied upon or attached under process against such Lessee and not satisfied or dissolved within thirty (30) days after written notice from Lessor to such Lessee to obtain satisfaction thereof; then, and in any of said events, Lessor at its option may at once, or within six (6) months thereafter, but only during continuance of such default or condition, may reenter and take possession of the leased premises.  After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall. affect this lease only if caused by, or happening to, the assignee or sublessee.  Any notice provided in this paragraph may be given by Lessor or its attorney.  Upon such default, Lessee will at once surrender possession of the premises to Lessor and remove all of the Lessee’s effects therefrom; and Lessor may forthwith reenter the premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.
XVII
RELETTYNG BY LESSOR
Lessor, as Lessee’s agent, without terminating this Lease, upon Lessee’s breaching this contract, may at Lessor’s option enter upon and rent the premises at the best rent obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper.  Lessee shall be liable to Lessor for the deficiency, if any, between Lessee’s rent hereunder and the price obtained by Lessor on reletting, and all expenses incurred thereby.
XVIII
ENTRY FOR CARDING, ETC.
Lessor may card premises “For Sale” at any time and “For Rent” thirty (30) days before the termination of this lease.  Lessor may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Lessor under the terms hereof, or to make repairs to Lessor’s adjoining property.
XIX
EFFECT OF TERMINATION OF LEASE
No termination of this lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor’s right to collect rent from Lessee for the period prior to termination thereof.
XX
LESSEE’S SUBORDINATION OF LIENS
Lessee’s rights shall be subject to bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Lessor, and Lessee will comply with reasonable requests of Lessor in order to obtain mortgage financing; provided, Lessor’s mortgagee shall give to Lessee a nondisturbance and attornment agreement.
XXI
NO ESTATE IN LAND
This contract shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale, and not assignable by Lessee except as provided in Paragraph XIV hereof.
XXII
HOLDING OVER
If Lessee remains in possession of premises, after expiration of the terms hereof, with Lessor’s acquiescence and permission and without any express agreement of parties, Lessee shall be a tenant at will at rental rate in effect at end of Lease; and there shall be no renewal of this lease by operation of Law.
XXIII
ATTORNEY’S FEES
If it is necessary by either Lessor or Lessee to employ an attorney to assert any right each party has against the other or enforce any obligation of either party hereunder, each party shall be entitled to recover in addition to the other costs and expenses herein provided for, reasonable costs and charges of such attorney from the defaulting party.
XXIV
SERVICE OF NOTICE
All notices required under the terms of this lease agreement must be in writing, and may be served personally or by certified mail, return receipt requested.  The time of service shall be the date of actual delivery to the addressee personally or the time of deposit in the mail, postage prepaid, directed to the last known address of the party to be served.  Notices shall be directed to Lessor at P. O. Box 546, Stevenson, Alabama 35772.
XXV
WAIVER OF RIGHTS
No failure of Lessor to exercise any power given Lessor thereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no practice or custom of the parties at variance with the terms hereof constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.
XXVI
TAXES
Lessor agrees to pay all ad valorem taxes assessed against the premises during the term of its lease; provided, however, Lessee shall pay all ad valorem taxes assessed against its fixtures, equipment, inventory, and other merchandise or personal effects.  Lessee covenants and agrees to pay as additional rent hereunder when billed, its prorata share of any increase in ad valorem taxes assessed against the tract of land owned by Lessor on which leased premises are situated over the amount of such ad valorem taxes assessed for the tax year 1994.  The Lessee’s prorata share of such taxes shall be in proportion that its leased premises bears to the entire respective leasable areas.
XXVII
LIABILITY INSURANCE
Lessee shall carry public liability insurance covering the premises and the use and occupancy of same, including any adjoining sidewalk, any exterior sign, and likewise, Lessor shall carry public liability insurance covering the common areas and the use thereof in companies licensed to do business in Alabama under policy satisfactory with the other party not purchasing same.  The policy purchased by Lessor shall name Lessee as an additional insured and the policy purchased by Lessee shall.naine Lessor as an additional insured, and both policies shall have limits of not less than   $300,000 for personal injury, including death, and $100,000  for property damage.  Both policies shall contain the provision that they may not be canceled without first giving Lessor or Lessee respectively not less than 15 days prior written notice.  Duplicate policies shall be delivered to both parties not less than 5 days prior to such effective date.
XXVIII
EMPLOYEE PARKING
Lessee covenants and agrees that all its employees shall use employee parking spaces as designated on the plans and specifications.  If a complaint is made from any other tenant of Lessor as to a violation of this provision, Lessor shall immediately notify Lessee of such violation and Lessee agrees to promptly have such employee or employees remove their vehicle to the employee parking location.  In the event that Lessee fails to comply with such warning, Lessee shall be charged the sum of $5.00 per day per vehicle occupying space in violation of this provision.  Lessor covenants and agrees to promptly enforce this provision upon receipt of notice from any tenant of Lessor and upon its failure to do so it shall be responsible to Lessee for the penalty provided herein.  Such notice required hereunder shall be given to the person in charge of the leased premises.  Lessee covenants and agrees that upon receipt from Lessor of notice of a violation of this provision, it will continue to enforce said provision as to such employee violating the same and no further notice of a violation of this provision by the same employee shall be required.

XXIX
WARRANTY
Lessor agrees that they have or will acquire lawful title and right to make this lease for the term aforesaid and any extension thereof, and that they will take possession of the premises and that they warrant and shall defend said premises unto said Lessee in the enjoyment and peaceful, complete and exclusive possession of the premises during the lease term and any extension thereof, including joint use of the common area, free from all others, restrictions and notices of any public or quasi-public authority if the Lessee shall perform all and singular the covenants agreed to be performed on the part of said Lessee.  Lessor covenants with Lessee to reimburse and hold harmless Lessee from any damage and expense suffered or incurred by reason of restrictions and encumbrances or Lessor’s breach of the warranties and covenants herein contained.  Lessor further warrants and guarantees the right of Lessee and its employees, agents, customers, contractors, invitees, and licensees to use any and all roads, streets, alleys, ways and other means of ingress and egress delineated on Exhibit A, and any other means of ingress and egress serving and bounding said premises.
XXX
RIGHTS CUMULATIVE
All rights, powers, and privileges conferred hereunder upon parties hereto shall be cumulative, but not restrictive to those given by law.
XXXI
TIME OF ESSENCE
Time is of the essence of this agreement.
XXXII
DEFINITIONS
“Lessor” as used in this lease shall include first party, its assigns and successors in title to the premises.  “Lessee” shall include second parties, their respective successors or assigns, and if this lease shall be validly assigned or sublet, shall include also Lessee’s assignees or sublessees, as to premises covered by such assignment or sublease.  The obligations of Lessee hereunder shall be deemed to be the joint and several obligations of each of the second parties, and the default of either of said second parties of any of the terms and provisions of this lease, shall be deemed to be a default of both.  This lease contains the entire agreement of the parties hereto and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect:
XXXIII
Lessor owns a parcel of land situated on the west side of US Highway 72 and Lee Street.  The Lessor has developed approximately 4 acres located adjacent to the lands of the First National Bank as a shopping center in which the lands subject to this lease are located.  The Lessor also owns approximately 4 additional acres situated on the west side of US. Highway 72 and as to all Lessor’s lands, approximately 8 acres situated on the west side of US Highway 72, the Lessor covenants and agrees with the Lessee that they will, not lease, sell or otherwise demise to any other person, firm or corporation any part thereof for use as a supermarket or grocery store or other business of a similar nature as the business of the Lessee.
This covenant shall remain in force and effect so long as this lease remains effective, and Lessee complies with all of its terms and provisions.
XXXIV
Notwithstanding anything herein to the contrary, it is understood and agreed between the Lessor and the Lessee that the Lessor shall be responsible for the maintenance of the heating and air conditioning systems for the first year of the original term of this lease under the warranty of the equipment being installed in the herein leased premises.  Thereafter it shall be Lessee’s responsibility for the maintenance of the heating and air conditioning systems; however, such responsibility on the part of Lessee shall not include the replacing of such systems if such systems become unworkable and the only remedy is the replacement of the systems unless the replacement is necessary solely as a result of the negligence of the Lessee.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

LESSORS:

/s/ Conley J. Smith
CONLEY J. SMITH

/s/ Sara W. Lovelady
SARA W. LOVELADY

/s/ J. J. Williams
J.J. WILLIAMS

LESEE:

AMERICAN CONSUMERS, INC.

By  /s/ Michael A. Richardson
MIKE RICHARDSON, Its President

ATTEST:

/s/ Reba S. Southern
Secretary

STATE OF ALABAMA                     )
)
JACKSON COUNTY                           )

I, the undersigned, a Notary Public in and for said County and State, hereby certify that CONLEY J. SMTIH, SARA W. LOVELADY and J. J. WILLIAMS, whose names are signed to the foregoing instrument, and who are known to me, acknowledged before me on this day that being informed of the contents of the instrument, they, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this the 4th day of May, 1994.

(Seal)

/s/ Mary W. Adam
NOTARY PUBLIC

My Commission Expires January 23, 1997

STATE OF GEORGIA                         )
)
COUNTY OF                                         )

I, the undersigned authority, a Notary Public in and for said County and State, hereby certify that MIKE RICHARDSON, whose name as President of AMERICAN CONSUMERS, INC., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 18th day of May, 1994.

(Seal)

/s/ Jean P. Brandenburg
NOTARY PUBLIC

STATE OF ALABAMA                     )
)
JACKSON COUNTY                           )

AMENDMENT TO RENEWAL LEASE

Heretofore, on May 4, 1994, Conley J. Smith, Sara W. Lovelady and J.J. Williams, as Lessors, did enter into a renewal lease with American Consumers, Inc., Post Office Box 2325, Fort Oglephorpe, Georgia 30742,. which renewal lease granted unto the Lessee a lease on a building and premises housing 23,860 square feet of floor space on property adjacent to the First National Bank of Stevenson, Alabama, (the leased premises), and
Both Lessors and Lessee agree that the initial term of the lease should be increased as herein provided.
The renewal lease dated May 4, 1994, provides:
“The term of this lease shall be five (5) years beginning on June 1, 1994.”
The parties agree to amend the renewal lease by substituting the following:
The term of this lease shall be ten (10) years beginning on June 1, 1994.
NOW THEREFORE, by this amendment, the parties do agree that the initial term of the renewal lease dated May 4, 1994, shall be for a period of ten (10) years beginning on June 1, 1994.
All other provisions of said renewal lease consisting of sixteen (16) pages shall remain in full force and effect.
Executed on this the 5th day of July 1995, to be effective on June 1, 1994, in triplicate, each copy to be taken as an original.
LESSORS:

/s/ Conley J. Smith
CONLEY J. SMITH

/s/ Sara W. Lovelady
SARA W. LOVELADY

/s/ J. J. Williams
J.J. WILLIAMS

LESEE:

AMERICAN CONSUMERS, INC.

By  /s/ Michael A. Richardson
MIKE RICHARDSON, Its President

ATTEST:

/s/ Reba S. Southern
Secretary